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                                                                    EXHIBIT 99.1

                             STOCK OPTION AGREEMENT
                             ----------------------


                  This Stock Option Agreement, dated as of April 27, 2002 (the "Agreement"), is made and entered into by and between N-VIRO INTERNATIONAL, INC., a Delaware corporation having its principal office at 3450 West Central Avenue, Suite 328, Toledo, Ohio ("GRANTEE"); and WORLDTECH WASTE MANAGEMENT, INC., a Nevada corporation having its principal office at 750 BOSTON NECK RD., SUITE 2, NARRAGANSETT, RI 02882 ("GRANTOR").


                              W I T N E S S E T H:


                  WHEREAS, the Grantor desires to grant to the Grantee the Option (as hereinafter defined) upon the terms and subject to the conditions set forth in this Agreement; and,

                  WHEREAS, the Board of Directors and stockholders of Grantor have approved the grant of the Option upon the terms and subject to the conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises set forth herein and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. THE OPTION; CONSIDERATION.

                           (a)      Grantor hereby grants to Grantee an
unconditional, irrevocable and exclusive right and option (the "Option") to purchase, upon the terms and subject to the conditions hereof, up to an aggregate of 350,000, but in no event less than 300,000, fully paid and nonassessable shares of the voting, common stock, $.01 par value per share, of Grantee ("Common Stock") at a price per share equal to $2.50 (such price, as adjusted if applicable, the "Option Price"). The number of shares of Common Stock that are subject to and may be received upon the exercise of the Option (the "Option Shares") and the Option Price are subject to adjustment as herein set forth.

                           (b)      In exchange  for the Option  granted to
Grantee under and pursuant to the terms of this Agreement, Grantee shall pay Grantor the sum of One Hundred Thousand and 00/100 Dollars ($100,000). The payment referred to in the preceding sentence shall be due and payable on the date of execution of this Agreement. Grantor and Grantee have agreed that payment shall be made via set-off of certain fees due to Grantee under and pursuant to the terms of that certain Technology Transfer Agreement (the "Transfer Agreement") dated as of the date hereof by and between Grantor and Grantee.

                  2. VOLUNTARY EXERCISE; MANDATORY EXERCISE.

                           (a)      Grantee  and/or  any other  person or
entity that shall become a holder of all or part of the Option in accordance with the terms of this Agreement (each such person being referred to herein as the "Holder") may exercise the Option, in whole or part, at any time (the "Option Period") on or after the date hereof and before October 31, 2002 (the "Expiration Date") in the manner set forth in this Section. In the event Holder is entitled to and wishes to exercise the Option (or any portion thereof), it shall send to Grantor on or before the Expiration Date a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of Option Shares it will purchase pursuant to such exercise and
(ii) a place and date (the "Closing Date") not earlier than three business

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days nor later than 15 business days from the Notice Date for the closing of such purchase (the "Closing"); PROVIDED, HOWEVER, that if the Closing of such purchase cannot be consummated by reason of any applicable judgment, injunction, decree, order, law or regulation, the period of time that would otherwise run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated; PROVIDED FURTHER, HOWEVER, that if prior notification to or approval of any regulatory agency is required in connection with such purchase, the Holder shall promptly file the required notice or application for approval, shall promptly notify Grantor of such filing and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the Option shall be deemed to occur effective as of the Notice Date relating thereto, provided that Grantee, as of the date of notice, delivers to SLK sufficient funds so as to satisfy all of Grantee's obligations at closing. All such funds shall be held by SLK in conformity with the provisions of the Escrow Agreement. Notwithstanding any provision herein to the contrary, Grantee may not exercise this Option with respect to less than 300,000 shares.

                           (b)      If,  prior to the  Expiration  Date,
Grantee sells or otherwise transfers its interest in Florida N-Viro, L.P. to anyone other than an affiliate of Grantee and receives in exchange for such interest cash consideration in an amount equal to Two Million Dollars ($2.0 million) or more, then, within three (3) business days of the date of receipt of such consideration, Grantee shall be obligated to exercise this Option in the manner described in the preceding subsection (a) with respect to all 350,000 shares of Common Stock subject to the terms of the Option. For purposes of this
Section 2(b), cash consideration received by the Grantee in connection with the disposition of Grantee's interest in Florida N-Viro, L.P. shall mean the net proceeds to Grantee as a result of such transaction, after deduction from the gross proceeds to Grantee of such transaction of all costs associated with such transaction, which costs shall not exceed $25,000 in the aggregate.

                  3. PAYMENT OF PURCHASE PRICE. At the Closing, the Holder shall
(i) pay to Grantor the aggregate purchase price for the Option Shares purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Grantor; PROVIDED, HOWEVER, that failure or refusal of Grantor to designate such a bank account shall not preclude the Holder from exercising the Option by delivery of a certified check or bank draft, and (ii) present and surrender this Agreement to Grantor for cancellation in whole or (in the case of a partial exercise) in part.

                  4. THE CLOSING. At the Closing and simultaneously with the delivery of immediately available funds as provided in Section 3, Grantor shall deliver to the Holder the certificate or certificates representing the number of Option Shares purchased by the Holder, duly endorsed for transfer thereof by the registered owner and, if the Option should be exercised in part only, a new Option evidencing the rights of the Holder thereof to purchase the balance of the Option Shares purchasable hereunder.

                  5. COVENANTS OF GRANTOR. In addition to its other agreements and covenants herein, Grantor agrees:

                           (a)      that it shall not sell or transfer the
Option Shares and at all times shall maintain the Option Shares free from any and all claims, liens, pledges, encumbrances or security interests of any kind or nature whatsoever (collectively, "Liens");

                           (b)      that it will not, by charter amendment or
through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Grantor;
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                           (c)      promptly  to take all  action as may from
time to time be required in order to permit the Holder to exercise the Option and Grantor to duly and effectively transfer the Option Shares;

                           (d)      Upon  execution  of this  Option or within
ten (10) business days thereof, deliver to Shumaker, Loop & Kendrick, LLP ("SLK"), Grantee's counsel, all certificates for the Option Shares to be held in escrow by such law firm throughout the Option Period. Each of Grantee and Grantor shall execute and deliver to SLK an escrow agreement (the "Escrow Agreement") in form and substance acceptable to SLK in its sole discretion. SLK shall not charge any fees for its escrow services but shall be entitled to appropriate indemnification. The Escrow Agreement further shall provide for the return of all stock certificates to Granter upon expiration of the Option Period if the Option has not been exercised with respect to shares represented by such certificates. Despite the escrow of certificates representing Grantor's interests in the Option Shares, Grantor shall retain all rights to both vote and receive dividends, if any, with respect to the Option Shares until such time, if ever, as the Option is exercised with respect to such shares.

                           (e)      During  the  Option  Period  and for a
period of twenty-four (24) months thereafter, neither Grantor nor any of its affiliates shall, either directly or indirectly, acquire any Common Stock, any interests in any Common Stock, or any options, warrants or other rights to acquire any interests in any Common Stock; provided, however, affiliates of Grantor may acquire any shares of Common Stock or rights to acquire Common Stock to which such affiliates may from time to time become entitled to receive directly from the Company as compensation for services. Notwithstanding the foregoing, following the Option Period, Grantor and/or its affiliates may, directly or indirectly, acquire additional Common Stock, interests in Common Stock and options, warrants or other rights to acquire interests in Common Stock so long as Grantor, together with its affiliates, owns or has the ability to control, on a fully diluted basis, not more than 5% of the aggregate number of shares of Common Stock issued and outstanding, absent any dilution, as of the date of the most recent acquisition of any Common Stock by Grantor.

                           (f)      During the Option Period, neither Grantor
nor any of its affiliates shall, either directly or indirectly, take any action or cause any action to be taken to institute any legal or administrative proceedings against or involving Grantee that arises out of, relates to, or is based upon acts, events, states of fact or circumstances occurring or arising prior to the date hereof. Furthermore, neither Grantee nor any of its affiliates shall, either directly or indirectly, make or publish, whether orally, electronically or in written form, any public statements threatening to commence any legal or administrative proceedings against or involving Grantee or suggesting that a basis exists for the institution of such legal or administrative proceedings.

                  6. EXCHANGE; REPLACEMENT. INTENTIONALLY OMITTED.

                  7. ADJUSTMENTS. The number of Option Shares purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time as provided in this Section 7.

                           (a)      In the event of any change in, or
distributions in respect of, the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like, the type and number of shares of Common Stock purchasable upon exercise hereof shall be appropriately adjusted.

                           (b)      Whenever  the  number of shares of Common
Stock purchasable upon exercise hereof is adjusted as provided in this Section 7, the Option Price shall be adjusted by multiplying the Option Price by a fraction, the numerator of which shall be equal to the number of shares


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of Common Stock purchasable prior to the adjustment and the denominator of which will be equal to the number of shares of Common Stock purchasable after the adjustment.

                  8. EXTENSION. The periods for exercise of the Option under
Section 2 hereof shall be extended: (i) to the extent necessary to obtain all governmental and regulatory approvals for the exercise of such rights (for so long as the Holder is using its reasonable best efforts to obtain such regulatory approvals), and for the expiration of all statutory waiting periods;
(ii) during any period for which an injunction or similar legal prohibition on exercise shall be in effect; and, (iii) to the extent necessary to avoid liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, by reason of such exercise. In no event, however, shall any extension extend the Option Period beyond the date of the first anniversary hereof.

                  9. REPRESENTATIONS AND WARRANTIES.

                           (a) Grantor hereby represents and warrants to
Grantee as follows:

                           (i) Grantor has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Grantor are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Grantor and constitutes a valid and legally binding obligation of Grantor enforceable against Grantor in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles, whether such principles are considered at law or in equity.)

                           (ii) Grantor has indefeasible title to the Option Shares, free and clear of any and all Liens. All Option Shares, upon transfer to the Holder upon exercise of the Option thereof, will be delivered free and clear of any and all Liens (other than those created by this Agreement).

                           (iii) The execution, delivery and performance of this Agreement does not or will not, and the consummation by Grantor of any of the transactions contemplated hereby will not, constitute or result in (A) a breach or violation of or a default under, its articles or certificate of incorporation or by-laws, or the comparable governing instruments of any of its subsidiaries, or (B) a breach or violation of or a default under, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation of it or any of its subsidiaries (with or without the giving of notice, the lapse of time or both) or under any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which it or any of its subsidiaries is subject.

                           (b) Grantee hereby  represents and warrants to
Grantor that Grantee has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee; and this Agreement has been duly executed and delivered by Grantee and constitutes a valid and legally binding obligation of Grantee enforceable against Grantee in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization,


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moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles whether such principles are considered at law or in equity).

                  10. ASSIGNMENT. Neither of the parties hereto may assign any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent o the other party.

                  11. FILINGS; OTHER ACTIONS. Each of Grantee and Grantor will use its reasonable best efforts to make all filings with, and to obtain consents of, all third parties and regulatory and governmental authorities necessary for the consummation of the transactions contemplated by this Agreement.

                  12. SPECIFIC PERFORMANCE. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

                  13. SEVERABILITY. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Holder is not permitted to acquire the full number of shares of Common Stock provided in Section 1 hereof (as adjusted pursuant to Section 7 hereof), it is the express intention of Grantor to allow the Holder to acquire or to require the Grantor to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

                  14. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by fax, telecopy, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the first paragraph hereof.

                  15. GOVERNING LAW. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws principles thereof.

                  16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

                  17. EXPENSES. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                  18. CONDITION PRECEDENT; EFFECTIVENESS OF AGREEMENT. This Agreement shall not be effective, and neither Grantor nor Grantee shall have any obligations hereunder, unless and until such time as Grantor and Grantee enter into the Transfer Agreement.

                  19. CAPTIONS. The section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

                  20. TIME IS OF THE ESSENCE. Time is of the essence with respect to each parties' performance of al of their obligations hereunder; provided, however, that to the extent that Grantor is


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precluded from fulfilling in a timely manner its obligations with respect to the delivery of stock certificates to SLK pursuant to Section 5(d) hereof by delay on the part of Grantee's transfer agent, Grantor shall not be deemed to be in breach of its obligations under Section 5(d).



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                  IN WITNESS WHEREOF, each of the parties has caused this
Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.


                                     N-VIRO INTERNATIONAL, INC.


                                     by    /s/  Michael G. Nicholson
                                        ---------------------------------
                                     Name: Michael G. Nicholson
                                           --------------------
                                     Title:  Senior Vice-President
                                             ---------------------



                                     WORLDTECH WASTE MANAGEMENT, INC.


                                     By      /s/ R. Francis DiPrete
                                          -------------------------------
                                     Name:  R. Francis DiPrete
                                          --------------------
                                     Title: President
                                          -----------